Exhibit No. (99.1)

                    Certification of Chief Executive Officer
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        Pursuant to Section 1350 of Chapter 63 of the United States Code
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I, Thomas J. Falk, Chief Executive Officer of Kimberly-Clark Corporation,
certify that to the best of my knowledge:

(1) the Form 10-K, filed with the Securities and Exchange Commission on March 14, 2003 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the accompanied report fairly presents, in all material respects, the financial condition and results of operations of Kimberly-Clark Corporation.


                             /s/ Thomas J. Falk
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                        Thomas J. Falk
                        Chief Executive Officer
                        March 14, 2003